UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2022

LOGIQ, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51815	46-5057897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079
New York, New York 10004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The Merger Agreement

On September 9,2022 Logiq, Inc., a Delaware corporation (“DLQ Parent”), DLQ, Inc., a Nevada corporation and wholly-owned subsidiary of Logiq, Inc. (the “Company”), Abri SPAC I, Inc., a Delaware corporation (“Abri”) and Abri Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Abri (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), whereby Merger Sub will merge with and into Company (the “Merger”) with Company being the surviving Company (the “Surviving Company”) and wholly-owned subsidiary of Abri, and Abri will change its name to “DataLogiq, Inc.”

The Merger is expected to be consummated after obtaining the required approval by the stockholders of Abri and DLQ Parent and upon the satisfaction of certain other customary closing conditions.

The closing of the transactions (the “Closing”) contemplated in the Merger Agreement is anticipated to occur virtually on the fifth Business Day following the satisfaction or waiver of closing conditions (the “Closing Date”). On the Closing Date, the parties to the Merger Agreement will cause the Certificate of Merger to be filed with the Delaware Secretary of State in accordance with Delaware General Corporation Law (“DGCL”) and the Articles of Merger to be filed with the Nevada Secretary of State in accordance with the Nevada Revised Statutes (“NRS”), as applicable.

Merger Consideration

At Closing, Abri will deliver to Company $114 million worth of shares of Abri Common Stock, par value $0.0001, at $10.00 per share (the “Merger Consideration Shares”).

Stock Dividend of Abri Common Stock

Also at Closing, DLQ Parent will issue a dividend to its shareholders on a pro rata basis equal to 25% of the aggregate Merger Consideration Shares (the “Dividend Shares”). The dividend will be payable to shareholders of record as of a record date to be set shortly before Closing.

Non-Solicitation Restrictions

DLQ Parent and DLQ have each agreed that from the date of the Merger Agreement until the Closing Date or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, it will not initiate, encourage or engage in any negotiations with any party relating to an Alternative Transaction (as defined in the Merger Agreement), take any action intended to facilitate an Alternative Transaction or approve, recommend or enter into any agreement relating to an Alternative Transaction.

Conditions to Closing

The consummation of the Merger is conditioned upon, among other things, (i) the absence of any applicable (A) law or order, or (B) Action (as defined in the Merger Agreement) commenced or asserted in writing by any Authority (as defined in the Merger Agreement), prohibiting or, in the case of clause (B), materially restrict the consummation of the Merger and related transactions; (ii) the receipt of any consent, approval or authorization required by any Authority (as defined in the Merger Agreement); (iii) Abri having at least $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Merger; (iv) approval by DLQ Parent stockholders of the Merger and related transactions; (v) DLQ Parent’s transfer of substantially of the Intellectual Property assets of Rebel AI, Inc. and all of the Intellectual Property assets of Fixel AI, Inc. to the Company (each, a “Sister Company”) (vi) the Distribution shall be ready to be consummated as provided for in the Agreement contemporaneously with the Closing of the Merger, (vii) approval by Abri’s stockholders of the Merger and related transactions; (vii) the conditional approval for listing by the Nasdaq Stock Market of the shares of Abri Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement and the Additional Agreements and satisfaction of initial and continued listing requirements; and (ix) the Form S-4 becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”).

Solely with respect to Abri and Merger Sub, the consummation of the Merger is conditioned upon, among other things: (i) the Company having duly performed or complied with all of its obligations under the Merger Agreement in all material respects; (ii) the representations and warranties of the Company that are qualified by materiality being true and correct in all respects and the representations and warranties that are not so qualified being true and correct in all material respects ; (iii) no event having occurred that would result in a Material Adverse Effect on the Company, any of its Subsidiaries, Rebel AI, Inc. or Fixel AI, Inc.; (iv) providing a certificate from the chief executive officer as to the accuracy of the conditions in clauses (i) through (iii); ); (v) the Company having delivered certain certificates to Abri; (vi) the Company, DLQ Parent and certain management of the Company shall have executed and delivered to Abri each Additional Agreement to which they each are a party and (vii) the Company shall have entered into an agreement which provides that Abri Ventures I, LLC, a Delaware limited liability company (the “Sponsor”) shall be the exclusive financing source of the Company and Abri after Closing in an amount which shall not exceed $25 million; (viii) the Company shall have filed all income tax returns for the 2019, 2020 and 2021 tax years; (ix) DLQ Parent and Sister Companies shall have entered into one or more Intellectual Property assignment agreements; (x) all the Related Company Outbound IP Agreements and all Related Company Customer Agreements (as such terms are defined in the Merger Agreement) have been cancelled or terminated by DLQ Parent or the applicable Sister Company or have expired on their own terms; and (xi) DLQ Parent shall have changed its name to a new name that neither includes nor is confusingly similar to “Logiq”, “DataLogiq” or any of the trademarks owned by the Company as of the date of the Merger Agreement.

Solely with respect to the Company, the consummation of the Merger is conditioned upon, among other things: (i) Abri and Merger Sub having duly performed or complied with all of their respective obligations under the Merger Agreement in all material respects; (ii) the representations and warranties of Abri that are qualified by materiality being true and correct in all respects and the representations and warranties that are not so qualified being true and correct in all material respects; (iii) no event having occurred that would result in a Material Adverse Effect on Abri or Merger Sub; (iv) Abri, Sponsor, and any other security holder of Abri, shall have executed and delivered to DLQ Parent each Additional Agreement to which they each are a party; (v) Abri and Merger Sub having each delivered certain certificates to the Company; (vi) Abri having filed its Amended Parent Charter (as defined in the Merger Agreement) and such Amended Parent Charter being declared effective by, the Delaware Secretary of State; (vii) Abri having delivered executed the Abri officers and directors as set forth in the Merger Agreement; and (ix) after the redemption by all Abri stockholders who have elected to be redeemed, Abri shall have made all necessary and appropriate arrangements with the trustee of Abri’s trust account to have all of the remaining funds contained in such trust account disbursed to Abri immediately prior to the effective time of the Merger.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things: (a) corporate existence and power; (b) authorization to enter into the Merger Agreement and related transactions; (c) governmental authorization; (d) non-contravention; (e) capitalization; (f) corporate records; (g) subsidiaries; (h) consents; (i) financial statements; (j) books and records; (k) internal accounting controls; (l) absence of certain changes; (m) properties; title to assets; (n) litigation; (o) contracts; (p) licenses and permits; (q) compliance with laws; (r) intellectual property; (s) accounts payable; affiliate loans; (t) employee matters and benefits; (u) real property; (v) tax matters; (w) environmental laws; (x) finders’ fees; (y) powers of attorney, suretyships and bank accounts; (z) directors and officers; (aa) anti-money laundering laws; (ab) insurance; (ac) related party transactions; and (ad) certain representations related to securities law and activity. Abri has additional representations and warranties, including (a) issuance of shares; (b) trust fund; (c) listing; (d) board approval; (e) SEC documents and financial statements; (f) certain business practices; and (g) expenses, indebtedness and other liabilities.

Except in the case of Fraud, there shall be no remedy available to Parent and/or the Surviving Corporation and their respective successors and permitted assigns, their respective officers, directors, managers, employees, Affiliates and Representatives (collectively, the “Parent Post-Closing Parties”) for any and all losses or damages that are sustained or incurred by any of the Parent Post-Closing Parties by reason of, resulting from or arising out of any breach of or inaccuracy in any of DLQ Parent’s or the Company’s representations or warranties contained in the Merger Agreement.

Exclusivity

The Merger Agreement provides that from the date of exection of the Merger Agreement to the Closing, neither DLQ Parent, nor any member of the Company Group may solicit, initiate engage or participate in negotiations with any Person concerning an Alternative Transaction (as defined in Merger Agreement), or approve any Alternative Transaction.

Termination

The Merger Agreement may be terminated as follows:

(i) by either Abri or DLQ, without liability to the other party, if (A) the Merger and related transactions are not consummated on or before February 12, 2023 (the “Outside Closing Date”), and (B) the material breach or violation of any representation, warranty, covenant or obligation under the Merger Agreement by the party seeking to terminate the Merger Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date. Such right may be exercised by Abri or DLQ, as the case may be, giving written notice to the other at any time after the Outside Closing Date;

(ii) by either Abri or DLQ if any Authority (as defined in the Merger Agreement) has issued any final decree, order, judgment, award, injunction, rule or consent or enacted any law, having the effect of permanently enjoining or prohibiting the consummation of the Merger;

(iii) by Abri in the event that DLQ does not deliver to Abri the Company Group Financial Statements on or prior to October 15, 2022, as defined in the Merger Agreement;

(iv) by mutual written consent of Abri and DLQ duly authorized by each of their respective boards of directors;

(v) by Abri in the event that the Board of Directors of Abri, in exercising its fiduciary duties, determines that the Business Combination is no longer in the best interests of the stockholders of Abri;

(vi) by Abri or DLQ if, at the Abri Stockholder Meeting (including any postponements or adjournments thereof), the Required Parent Proposals (as described in the Merger Agreement) shall fail to be approved by the affirmative vote of Abri stockholders required under Abri’s organizational documents and Applicable Law or if, at the DLQ Parent Stockholder Meeting (including any postponements or adjournments thereof), the DLQ Parent Stockholder Approval shall fail to be approved by the affirmative vote of DLQ Parent stockholders required under DLQ Parent’s organizational documents and applicable Law.

(vii) by either Abri or DLQ, if the other party has breached any of its covenants or representations and warranties such that it would be impossible or would reasonably be expected to be impossible to satisfy any of its closing conditions and such breach is incapable of being cured or is not cured by the earlier of (A) the Outside Closing Date and (B) 30 days following receipt by the breaching party of a written notice of the breach or suffered a Material Adverse Effect which is uncurable incurable and continuing; provided that the terminating party is not then in breach of the Merger Agreement so as to prevent the satisfaction of its closing conditions;

Effect of Termination

If the Merger Agreement is terminated in accordance with its terms, the Merger Agreement will become void and of no further force and effect without liability of any party, except for liability arising out of any party’s willful breach of the Merger Agreement orintentional fraud.

Certain Related Agreements

Parent Support Agreement

In connection with the execution of the Merger Agreement, Sponsor entered into a Parent Support Agreement with Company and Abri (the “Parent Support Agreement”), wherein Company agreed to vote all shares of Abri Common Stock beneficially owned by them, including any additional shares of Abri they acquire ownership of or the power to vote in favor of the Parent Proposals (as defined in the Merger Agreement), including the Merger and related transactions and against any action reasonably expected to impede, delay or materially and adversely affect the Merger and related transactions.

The foregoing description of the Parent Support Agreement is qualified in its entirety by reference to the full text of the form of Parent Support Agreement, a copy of which is included as Exhibit A to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Agreements to be Executed at Closing

Earnout Agreements

At the Closing, Sponsor and Abri will enter into a Sponsor Earnout Agreement (the “Sponsor Earnout Agreement”) pursuant to which up to 1,000,000 shares of Abri Common Stock will be issued to the Sponsor upon terms set forth in the Sponsor Earnout Agreement.

At the Closing, DLQ Parent and Abri will enter into a Management Earnout Agreement (the “Management Earnout Agreement”) pursuant to which up to 2,000,000 additional shares of Abri Common stock will be issued to certain members of management of DLQ Parent upon the terms set forth in the Management Earnout Agreement.

Both the Sponsor Earnout Agreement and Management Earnout Agreement are effective from and after Closing until the third anniversary of Closing.

The foregoing descriptions of the Management Earnout Agreement and Sponsor Earnout Agreement or are qualified in their entirety by reference to the full text of the form of each, copies of which are included as Exhibits B and C, respectively, to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreement

Prior to Closing, DLQ Parent will enter into a Lock-Up Agreement (“Lock-Up Agreement”) with Abri, effective at Closing, wherein 75% of the Merger Consolidation Shares will be subject to an 11-month lock-up period. Additionally, Company will cause certain of its members of management to ever into lock-up agreements wherein any Abri Common Stock owned by those members of management will be subject to the same 11-month lock up.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement a copy of which is included as Exhibit E-1 to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At Closing, Abri, certain securityholders and Chardan Capital Markets, LLC as underwriter (the “Underwriter”) will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which the Sponsor, the Underwriter and recipients of the Earnout Shares, if any, will be provided certain rights relating to the registration of certain Abri securities.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Amended and Restated Registration Rights Agreement, a copy of which is included as Exhibit F to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Voting Agreement

In connection with the execution of the Merger Agreement, Abri, the Sponsor and certain holders of Abri Common Stock (as identified in the Voting Agreement) will enter into a voting agreement (the “Voting Agreement”), pursuant to which such holders of Abri Common Stock agree to vote in favor of certain matters relating to the nomination and election of the Post-Closing Board of Directors (as described in the Voting Agreement).

The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the form of Voting Agreement, a copy of which is included as Exhibit I to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Warrant Revenue Sharing Side Letter

In connection with the execution of the Merger Agreement, Abri, Company, DLQ Parent and the Sponsor will enter into a letter agreement (the “Warrant Revenue Sharing Side Letter”), pursuant to which the parties will divide the proceeds from the Warrant Exercise Price (as defined in the Warrant Revenue Sharing Side Letter), arising from the exercise of the warrants issued as part of the Abri units sold in its initial public offering, as follows:

A.	20% of the Warrant Exercise Price received in cash by Abri shall be delivered to the Sponsor in cash or immediately available funds not later than three (3) days following Abri’s receipt of the cash exercise price of any Warrant;

B.	Abri shall keep 80% of the Warrant Exercise Price received in cash.

The foregoing description of the Warrant Revenue Sharing Side Letter is qualified in its entirety by reference to the full text of the form of Warrant Revenue Sharing Side Letter, a copy of which is included as Exhibit D to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 9, 2022, Abri and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K, as filed on September 9, 2022, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report on Form 8-K regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, achievement of the Earnout other performance metrics, projections of market opportunity, expected management and governance of the post-business combination company and expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these statements are based on various assumptions, whether or not identiﬁed in this Current Report on Form 8-K and on the current expectations of DLQ Parent’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a deﬁnitive statement of fact or probability. Actual events and circumstances are difﬁcult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DLQ Parent. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, ﬁnancial, political and legal conditions.. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of DLQ Parent’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors and security holders of DLQ Parent should not rely on any of these forward-looking statements.

Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of either Abri, DLQ Parent, or both, or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the Abri trust account at Closing; (4) the uncertainty relative to the cash made available at Closing should any material redemption requests be made by the Abri stockholders; (5) the inability of the post-business combination company to obtain or maintain the listing of its securities on Nasdaq following the Merger; (6) the amount of costs related to the Merger; (7) the ability to yield sufficient cash proceeds from the transaction to support short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement following the announcement of the proposed Merger; (9) changes in applicable laws or regulations; (10) the ability of the Surviving Company to meet its post-Closing financial and strategic goals due to competition, among other things; (11) the ability of the Surviving Company to grow and manage growth profitability and retain its key employees; (12) the possibility that the Surviving Company may be adversely affected by other economic, business and/or competitive factors; (13) risks relating to the successful retention of customers; (14) the potential impact that the COVID-19 pandemic may have on customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; and (15) other risks and uncertainties described herein. DLQ Parent cautions that the foregoing list of factors is not exclusive. If any of these risks materialize or Abri’s or DLQ Parent’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that DLQ Parent presently know, or that DLQ Parent and Abri currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Abri and DLQ Parent’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Investors and security holders of Abri should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. DLQ Parent anticipates that subsequent events and developments will cause their assessments to change. However, while DLQ Parent specifically disclaims any obligation to update these forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing DLQ Parent’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Merger Agreement by and among Loqiq, Inc., DLQ, Inc., ABRI SPACI, Inc. and ABRI Merger Sub, Inc., dated as of September 9, 2022.
99.1	Press Release dated September 9, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.

DLQ Parent agrees to furnish, supplementally, a copy of any omitted exhibit and schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: September 12, 2022	By:	/s/ Brent Suen
Brent Suen
Chief Executive Officer